UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2012

ENTREMED, INC

(Exact name of registrant as specified in its charter)

Delaware	0-20713	58-1959440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9640 Medical Center Drive, Rockville, MD 20850

 (Address of principal executive offices)

Registrant’s telephone number, including area code:

(240) 864-2600

[ ]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

EntreMed, Inc. (the “Company”) was informed by Reznick Group, P.C. (“Reznick Group”), the Company’s independent registered public accounting firm, that it has entered into a business combination with J. H. Cohn, LLP (“J. H. Cohn”). In connection with the business combination J.H. Cohn legally changed its name to CohnReznick LLP (“CohnReznick”) and continues to be registered with the PCAOB. On October 30, 2012, Reznick Group resigned as the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors has appointed CohnReznick as the Company’s independent registered public accounting firm effective October 30, 2012.

Except as noted in the following paragraph, Reznick Group’s reports on the Company’s financial statements for the fiscal years ended December 31, 2011 and 2010 and through the subsequent interim period through October 30, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The audit report prepared by Reznick Group relating to the Company's financial statements for the two fiscal years ended December 31, 2011 and 2010 and disclosed in the Company's Form 10-K filed March 9, 2012 includes an explanatory paragraph expressing the substantial doubt about the Company's ability to continue as a going concern. This conclusion was based on the following: the Company has incurred recurring operating losses and negative cash flows from operations and there was a contingency regarding approval of the Company’s February 2012 Strategic Financing.

During the two fiscal years ended December 31, 2011 and 2010, and the subsequent interim period through October 30, 2012 there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Reznick Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Reznick Group would have caused Reznick Group to make reference thereto in its reports on the Company’s financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the two fiscal years ended December 31, 2011 and 2010 and the subsequent interim period through October 30, 2012 neither the Company, nor anyone on its behalf, consulted J.H. Cohn regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company, and no written report or oral advice was provided to the Company by J.H. Cohn that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Reznick Group with a copy of this Form 8-K and requested that Reznick Group provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Reznick Group agrees with the above disclosures. A copy of Reznick Group’s letter, dated November 1, 2012, is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:

	Exhibit No.	Description

	16.1	Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated November 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.
(Registrant)
Dated: November 1, 2012	/s/ Sara B. Capitelli
Sara B. Capitelli Vice President, Finance and Principal Accounting Officer

Exhibit Index

(d)	The following exhibits are filed with this report:

	Exhibit No.	Description

	16.1	Letter to the Securities and Exchange Commission from Reznick Group, P.C., dated November 1, 2012.